EXHIBIT 10.1

AMENDMENT NO. 1
This AMENDMENT NO. 1, dated as of October 16, 2018 (this "Amendment"), to the Existing Credit Agreement (as defined below) is made by and among MULTI-COLOR CORPORATION, an Ohio corporation (the "Company"), Collotype International Holdings PTY Limited, as the Australian Borrower (the "Australian Borrower"), each of the Subsidiary Guarantors party hereto, the New Term B Lender (as defined below) party hereto, the Term B Lenders (as defined below) who have executed and delivered a Consent (as defined below) and BANK OF AMERICA, N.A. ("BANA"), as Administrative Agent, Collateral Agent and as Lender (each as defined in the Existing Credit Agreement (as defined below)).
W I T N E S S E T H:
WHEREAS, the Company, the Australian Borrower, certain Subsidiaries of the Company party thereto, as Designated Borrowers (together with the Company and the Australian Borrower, the "Borrowers"), the lenders from time to time party thereto (the "Lenders"), the Administrative Agent, the Australian Administrative Agent and the other parties thereto have entered into that certain Credit Agreement dated as of October 31, 2017 (as amended, supplemented, or otherwise modified prior to the date hereof, the "Existing Credit Agreement"; the Existing Credit Agreement, as modified by this Amendment, the "Credit Agreement") pursuant to which the Lenders have made certain loans to the Borrowers as provided therein. Capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement;
WHEREAS, the Company, the Consenting Lenders (as defined below) and the Administrative Agent desire to amend the Existing Credit Agreement, in accordance with and subject to the terms and conditions contained herein and the New Term B Lender (as defined below) consents to such amendments and desires to assume the rights and obligations of the Non-Consenting Lenders (as defined below) under the Credit Agreement, in accordance with and subject to the terms and conditions contained herein;
WHEREAS, Section 10.01 of the Existing Credit Agreement provides that the parties hereto may amend the Existing Credit Agreement for the purposes set forth herein;
WHEREAS, each Lender holding Term B Loans (collectively, the "Existing Term B Lenders") that executes and delivers a consent in substantially the form attached hereto as Exhibit A (a "Consent") will be deemed to have agreed to the amendments to the Existing Credit Agreement provided for herein on the terms set forth herein and subject to the conditions set forth herein (the "Consenting Lenders"); and
WHEREAS, each Existing Term B Lender that does not execute a Consent will be deemed not to have agreed to this Amendment and, so long as the Consenting Lenders constitute Required Lenders under the Existing Credit Agreement (as determined immediately prior to giving effect to this Amendment), shall constitute a "Non-Consenting Lender" under the Existing Credit Agreement (each such Lender, a "Non-Consenting Term B Lender"), and such Non-Consenting Term B Lender shall be subject to the mandatory assignment provisions of Section 10.13 of the Existing Credit Agreement (it being understood that the interests, rights and obligations of the Non-Consenting Term B Lenders under the Loan Documents will be assigned to Bank of America, N.A. (in such capacity, the "New Term B Lender"), in each case, in accordance with Section 10.13 of the Existing Credit Agreement and Section 5.1 hereof.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Company by the Lenders, it hereby is agreed as follows:
ARTICLE I

 AMENDMENTS TO EXISTING CREDIT AGREEMENT
Section 1.1. Amendments to Existing Credit Agreement.
In reliance upon the representations, warranties and covenants set forth herein, the Existing Credit Agreement is hereby amended as of the Effective Date (as defined below),
(a) by substituting the percentage "1.00%" for the percentage "1.25%" in clause (c)(x) of the definition of "Applicable Rate" in Section 1.01 and the percentage "2.00%" for the percentage "2.25%" in clause (c)(y) of the definition of "Applicable Rate" in Section 1.01;
(b) by adding the following new defined terms to Section 1.01 in appropriate alphabetical order:
"Amendment No. 1 Effective Date" means October 16, 2018.
 "Beneficial Ownership Certification" means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and the Securities Industry and Financial Markets Association.
"Beneficial Ownership Regulation" means 31 C.F.R. § 1010.230.
"Benefit Plan" means any of (a) an "employee benefit plan" (as defined in ERISA) that is subject to Title I of ERISA, (b) a "plan" as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such "employee benefit plan" or "plan".
"Delaware LLC" means any limited liability company organized or formed under the laws of the State of Delaware.
"Delaware Divided LLC" means any Delaware LLC which has been formed upon the consummation of a Delaware LLC Division.
"Delaware LLC Division" means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act.
"PTE" means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
(c) by adding the following language at the end of the definition of "Disposition": "and including any disposition of property to a Delaware Divided LLC pursuant to a Delaware LLC Division."

(d) by substituting the words "Amendment No. 1 Effective Date" for the words "Closing Date" in Section 2.05(c) each time it appears;
(e) by adding the following language directly after the first instance of "Domestic Subsidiary" in Section 6.13(a)(i):
"(including, without limitation, upon the formation of any Subsidiary that is a Delaware Divided LLC)"
(f) by adding the following language directly after the word "Person" in the lead in to Section 7.04:
"(including, in each case, pursuant to a Delaware LLC Division)"
(g) by adding the following sentence to the end of Section 10.13:
"Notwithstanding anything herein to the contrary (including in Section 10.06), by receiving the amounts described in clause (b) above, each Non-Consenting Lender shall automatically be deemed to have assigned its Loans pursuant to the terms of an Assignment and Assumption, and accordingly no other action by such Non-Consenting Lender shall be required in connection therewith."
(h) by adding a new Section 6.22 as set forth below:
"Bank Regulatory Compliance. Promptly following any request therefor, provide information and documentation reasonably requested by the Administrative Agent, the Australian Administrative Agent or any Lender for purposes of compliance with applicable "know your customer" and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation."
(i) by amending and restating Section 9.13 as set forth below:
(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i) such Lender is not using "plan assets" (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a "Qualified Professional Asset Manager" (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that   none of the Administrative Agent and each Joint Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).
(j) by replacing the form of Assignment and Assumption in Exhibit E thereto with the form set forth as Exhibit C hereto.
ARTICLE II

 REAFFIRMATION
Section 2.1. Reaffirmation.  In connection with the execution and delivery of this Amendment, (i) each of the Subsidiary Guarantors (a) hereby consents to this Amendment and the transactions and modifications contemplated thereby, (b) hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, if any, under each of the Loan Documents to which it is a party, (c) without limiting the generality of clause (b), hereby ratifies and reaffirms the Guaranty and Collateral Agreements and the other Security Documents to which it is a party, (d) acknowledges and agrees that, as of the date hereof, any of the Loan Documents to which it is a party or otherwise bound continue in full force and effect and that all of its obligations thereunder continue to be valid and enforceable, shall not be impaired or limited by the execution or effectiveness of this Amendment and are hereby reaffirmed and confirmed in all respects, and (e) represents and warrants that all representations and warranties contained in the Guaranty and Collateral Agreements, the other Security Documents and each other Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, and (ii) each of the undersigned Loan Parties reaffirms each Lien, if any, it granted pursuant to the Guaranty and Collateral Agreements or the other Security Documents to which it is a party, which Liens continue, as of the date hereof, to be in full force and effect and continue to secure the Obligations, on and subject to the terms and conditions set forth in the Credit Agreement, the Guaranty and Collateral Agreements, the other Security Documents and the other Loan Documents. Without limiting the foregoing each undersigned Loan Party hereby confirms that the Guaranty and Collateral Agreements and all other Security Documents to which it is a party, and all Collateral encumbered thereby or pursuant thereto continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the applicable Guaranty and Collateral Agreements and Security Documents, the payment and performance of all Obligations, subject, however, in each case, to the limitations set forth herein and therein, as applicable.  Each undersigned Loan Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound continue in full force and effect and that all of its obligations thereunder continue to be valid and enforceable, shall not be impaired or limited by the execution or effectiveness of this Amendment.
ARTICLE III

 CONDITIONS PRECEDENT TO EFFECTIVENESS
Section 3.1. Effective Date Conditions.  This Amendment shall become effective on the date hereof (the "Effective Date"), provided that the following conditions precedent have been satisfied:
(a) the Company, the Australian Borrower, the Subsidiary Guarantors, the Consenting Lenders, the New Term B Lender and the Administrative Agent have each delivered a duly executed counterpart of this Amendment or Consent, as applicable, to the Administrative Agent;
(b) the Consenting Lenders holding Term B Loans constitute the Required Term B Lenders (as determined immediately prior to giving effect to this Amendment);
(c) the Administrative Agent shall have received a certificate dated the Effective Date and signed by the secretary or an assistant secretary or other Responsible Officer of each U.S. Loan Party, certifying that the organizational documents of the Company and the U.S. Loan Parties previously delivered to the Administrative Agent on the Closing Date, November 10, 2017 or October 1, 2018, pursuant to the applicable Secretary's Certificate, as applicable, have not been amended, supplemented or otherwise modified since such date and remain in full force and effect as of the date hereof;
(d) the Administrative Agent shall have received a certificate dated the Effective Date and signed by the secretary or an assistant secretary or other Responsible Officer of each U.S. Loan Party, certifying as appropriate: (A) as to all corporate or limited liability company action taken by such U.S. Loan Party in connection with this Amendment; (B)  the names of the Responsible Officers authorized to sign the Amendment and the other Loan Documents and their true signatures, and (C) as to copies of certificates from the appropriate state officials as to the continued existence and good standing of such U.S. Loan Party in its state of organization;
(e) the Lead Arrangers (as defined in the that certain Multi-Color Corporation Repricing Engagement Letter dated June 18, 2018 (the "Engagement Letter") by and among Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and the Company) shall have been paid all fees to the extent required by the Engagement Letter as of the Effective Date;

(f) the representations and warranties made by each Loan Party in or pursuant to this Amendment, the Existing Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Effect, in which event such representation and warranty shall be true and correct in all respects) on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Effect, in which event such representation and warranty shall be true and correct in all respects) as of such earlier date;
(g) the Administrative Agent shall have been paid all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP, as counsel to the Administrative Agent), in each case, to the extent required by the Engagement Letter or Section 10.04 of the Existing Credit Agreement and for which invoices have been presented a reasonable period of time prior to the Effective Date;
(h) no Default or Event of Default has occurred and is continuing on the Effective Date;
(i) the Company has delivered to the Administrative Agent a certification (substantially in the form attached hereto as Exhibit B) that the conditions precedent set forth in clauses (f) and (h), of this Section 3.1 have been fully satisfied;
(j) commitments satisfactory to the New Term B Lender shall have been obtained from financial institutions permitted by Section 10.06 of the Existing Credit Agreement to be assignees of the Term B Loans in an aggregate amount sufficient to acquire by assignment the Term B Loans acquired by the New Term B Lender pursuant to the terms hereof;
(k) each Non-Consenting Term B Lender shall have been paid or, concurrent with the effectiveness of the amendments set forth in Section 1.1 hereof, are paid the Purchase Price (as defined below) (or the Administrative Agent has received such funds on behalf of the Non-Consenting Term B Lenders);
(l) the Company shall have paid the Administrative Agent (on behalf of the Lenders) accrued interest on all outstanding Term B Loans (whether or not then due);
(m) the Company shall have paid to the Administrative Agent (on behalf of the Non-Consenting Term B Lenders) any other amounts (other than the Purchase Price (as defined below)) payable to such Non-Consenting Term  B Lender under the Loan Documents as of the Effective Date (including any amounts that have been notified to the Company by any Non-Consenting Term  B Lender (or the Administrative Agent on behalf of such Non-Consenting Term  B Lender) as being due and payable pursuant to Section 3.05 of the Existing Credit Agreement) (such amounts, the "Other Amounts");
(n) the Administrative Agent shall have received the results of a recent UCC lien search in each jurisdiction where a U.S. Loan Party is organized, and such search shall reveal no Liens on any of the assets of the U.S. Loan Parties except for Liens permitted by Section 7.01 of the Existing Credit Agreement or discharged on or prior to the Effective Date pursuant to documentation reasonably satisfactory to the Administrative Agent;

(o) upon the reasonable written request of any Lender made at least ten days prior to the Effective Date, the Company shall have delivered to such Lender the documentation and other information so requested in respect of any Loan Party in connection with applicable "know your customer" and anti-money-laundering rules and regulations, including the USA PATRIOT Act, in each case at least three days prior to the Effective Date; and
(p) at least three days prior to the Effective Date, if the Company qualifies as a "legal entity customer" under the Beneficial Ownership Regulation, the Company shall deliver a Beneficial Ownership Certification in relation to the Company.
Notwithstanding anything herein to the contrary, the amendments set forth in Section 1.1(b), (c), (d) and (e) hereof shall become effective immediately upon the Administrative Agent's receipt of a duly executed counterpart of this Amendment or a Consent from each of the Administrative Agent, the Company, the Australian Borrower, the Subsidiary Guarantors and the Required Lenders.
ARTICLE IV

 REPRESENTATIONS, WARRANTIES AND COVENANTS
The Company represents, warrants and covenants, as applicable, that:
Section 4.1. Organization and Qualification.  Each Loan Party and each Subsidiary of each Loan Party is a corporation, partnership or limited liability company (or equivalent) duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.
Section 4.2. Power and Authority.  Each Loan Party has full power to enter into, execute, deliver and carry out this Amendment and each other agreement or instrument contemplated hereby to which it is or will be a party, and all such actions have been duly authorized by all necessary proceedings on its part.
Section 4.3. Validity and Binding Effect.  This Amendment has been duly executed and delivered by each Loan Party.  This Amendment constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of this Amendment may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.
Section 4.4. No Conflict.  Neither the execution and delivery of this Amendment by any Loan Party, nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof by any of them will (a) conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or any Subsidiary of any Loan Party or (ii) except as would not reasonably be expected to result in Material Adverse Effect, any Law or any agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any Subsidiary of any Loan Party is a party or by which any Loan Party or any Subsidiary of any Loan Party is bound or subject to, or (b) result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any Subsidiary of any Loan Party (other than the Liens granted under the Loan Documents and the Liens permitted by Section 7.01 of the Existing Credit Agreement to secure any Facility).

Section 4.5. Consents and Approvals.  No consent, approval, exemption, order or authorization of, or a registration or filing with, any Governmental Authority or any other Person is necessary under any Law in connection with the execution, delivery and carrying out of this Amendment by any Loan Party or the transactions contemplated hereunder, except for any consents (i) that have been obtained prior to the Effective Date and are in full force and effect or (ii) of which the failure to obtain would not reasonably be expected to result in a Material Adverse Effect.
Section 4.6. Solvency.  As of the Effective Date, after giving effect to the Amendment and the transactions contemplated hereunder, the Company and its Subsidiaries, on a consolidated basis, are Solvent.
Section 4.7. Representations and Warranties.  Each of the representations and warranties made by each Loan Party in Article V of the Existing Credit Agreement and in or pursuant to the Loan Documents are true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Effect, in which event such representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Effect, in which event such representation and warranty shall be true and correct in all respects) as of such earlier date.
Section 4.8. No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof, or, after giving effect to this Amendment and the transactions contemplated hereunder, will result from the consummation of the transactions contemplated hereunder.
ARTICLE V

 ASSIGNMENTS AND ADJUSTMENTS TO LOANS
Section 5.1. Assignments; Reallocations of Loans and Commitments.
(a) The Company hereby elects, pursuant to Section 10.13 of the Credit Agreement, to replace each Non-Consenting Term B Lender with the New Term B Lender as of the Effective Date.
(b) Pursuant to Section 5.1(a) hereof and Section 10.13 of the Credit Agreement, on the Effective Date, each Non-Consenting Term B Lender shall, upon notice from the Administrative Agent to such Non-Consenting Term B Lender, be deemed to have assigned and delegated its Term B Loans to the New Term B Lender, as assignee, at a purchase price equal to par (the "Purchase Price").  On and as of the Effective Date, immediately after giving effect to the provisions of Section 5.1(a) hereof, the New Term B Lender shall pay to each Non-Consenting Term  B Lender an amount equal to its applicable outstanding Term B Loans at the Purchase Price for such Term B Loans.  By receiving such Purchase Price for its Term B Loans, the accrued interest thereon and any applicable Other Amounts, each Non-Consenting Term  B Lender shall automatically be deemed to have assigned its Term B Loans pursuant to the terms of an Assignment and Assumption, and accordingly no other action by such Non-Consenting Term  B Lenders shall be required in connection therewith.  Upon payment to a Non-Consenting Term  B Lender of the Purchase Price for its Term B Loans, the accrued interest thereon and any applicable Other Amounts, such Non-Consenting Term  B Lender shall automatically cease to be a Lender under the Credit Agreement.

(c) Subject to the terms and conditions set forth herein, on the Effective Date, the New Term B Lender, as assignee, agrees to acquire by assignment from the Non-Consenting Term  B Lenders, at the Purchase Price, Term B Loans in an aggregate principal amount not to exceed the amount set forth on the New Term B Lender's signature page hereto.
(d) The New Term B Lender, by delivering its signature page to this Amendment and acquiring by assignment the Term B Loans in accordance with this Section 5.1, shall be deemed to have acknowledged receipt of, and consented to and approved, this Amendment and each other Loan Document required to be approved by any Lenders on the Effective Date.
(e) The transactions described in this Section 5.1 will be deemed to satisfy the requirements of Section 10.13 and Section 10.06 of the Credit Agreement in respect of the assignment of the Term B Loans, and this Amendment will be deemed to be an Assignment and Assumption with respect to such assignments.
(f) Each of the parties hereto hereby agrees that the New Term B Lender shall have all the rights and obligations of a Lender under the Credit Agreement.
ARTICLE VI

 MISCELLANEOUS
Section 6.1. Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Loan Documents shall mean and be a reference to the Credit Agreement as amended by this Amendment. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.  Each of the parties hereto acknowledge that this Amendment shall not be construed as a novation of the Credit Agreement or any other Loan Document.
Section 6.2. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns permitted under Section 10.06 of the Credit Agreement.
Section 6.3. Headings.  Article and Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
Section 6.4. Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties hereto shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6.5. Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment, or any certificate delivered hereunder, by fax transmission or e-mail transmission (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Amendment or certificate. Without limiting the foregoing, to the extent a manually executed counterpart is not specifically required to be delivered under the terms of this Amendment, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.
Section 6.6. Governing Law; Submission To Jurisdiction; Waivers.
(a) GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR IN TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b) SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.  Sections 10.14(b) through (d) and Section 10.15 of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MULTI-COLOR CORPORATION, as the Company

By:  /s/ Mary T. Fetch
Name:  Mary T. Fetch
 Title:  Vice President and Treasurer

COLLOTYPE INTERNATIONAL HOLDINGS PTY LTD ACN 007 628 015 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director:  Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
Name of Director:  Tanu Mahajan Bhati

MULTI-COLOR AUSTRALIA HOLDINGS PTY. LIMITED ACN 129 274 719 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

MULTI-COLOR AUSTRALIA FINANCE PTY. LIMITED ACN 129 274 979 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

MULTI-COLOR AUSTRALIA ACQUISITION PTY. LIMITED ACN 129 275 181 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

MULTI-COLOR CORPORATION AUSTRALIA PTY LTD ACN 007 514 856 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

COLLOTYPE B S M LABELS PTY. LTD. ACN 007 665 189 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

COLLOTYPE LABELS INTERNATIONAL PTY LTD ACN 068 409 478 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

COLLOTYPE IPACK PTY LTD ACN 120 050 160 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

MULTI-COLOR (QLD) PTY LTD ACN 003 411 194 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

MULTI-COLOR (SA) PTY LTD ACN 120 050 204 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

MULTI-COLOR (BAROSSA) PTY LTD ACN 008 212 539 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

MULTI-COLOR (GRIFFITH) PTY LTD ACN 115 294 267 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

MAGNUS DONNERS PTY. LIMITED ACN 008 102 207 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

LABELMAKERS WINE DIVISION PTY LTD ACN 007 691 483 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

MULTI-COLOR (WA) PTY LTD ACN 009 412 462 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

GRAPHIX LABELS AND PACKAGING PTY LTD ACN 616 220 752 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

MCC LABELS AUSTRALIA HOLDINGS PTY LTD ACN 608 731 728 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

MCC LABELS AUSTRALIA PTY LTD ACN 608 755 424 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

MULTI-COLOR (VICTORIA) PTY LTD ACN 005 280 697 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

CUNAMARA INVESTMENTS PTY LIMITED  ACN 122 114 443 IN ACCORDANCE WITH SECTION 127(1) OF THE CORPORATIONS ACT 2001 (CTH)

By:  /s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

By: /s/ Tanu Mahajan Bhati
 Name of Director: Tanu Mahajan Bhati

ADHESION INTERMEDIATE HOLDINGS, INC.
LABELCORP HOLDINGS, INC.
YORK TAPE & LABEL, LLC
INDUSTRIAL LABEL CORPORATION
LSK LABEL, LLC
PSC ACQUISITION COMPANY, LLC
LABELCORP MANAGEMENT, INC.
ASHEVILLE ACQUISITION CORPORATION, LLC
CAMEO SONOMA LIMITED
SOUTHERN ATLANTIC LABEL CO., INC.
MCC-BATAVIA, LLC
MCC-TROY, LLC
LASER GRAPHIC SYSTEMS, INCORPORATED
MCC-DEC TECH, LLC
MCC-WISCONSIN, LLC
MCC-NORWAY, LLC
MCC-UNIFLEX, LLC
MCC-FINANCE LLC
COLLOTYPE LABELS USA INC.
MCC-FINANCE 2 LLC
M ACQUISITION, LLC
MCC-NORWOOD, LLC
MCC-MEXICO HOLDINGS 1 LLC
 MCC-MEXICO HOLDINGS 2 LLC
SPEAR USA INC.
PRECISION PRINTING AND PACKAGING, INC.
VERSTRAETE IN MOLD LABELS USA INC.

By:  /s/ Mary T. Fetch
Name:  Mary T. Fetch
 Title:  Vice President and Treasurer

BANK OF AMERICA, N.A., as the Administrative Agent, Collateral Agent and as a Lender

By:  /s/ Joe Lee
Name:  Joe Lee
 Title:    Director

BANK OF AMERICA, N.A., as the New Term B Lender

By:  /s/ Joe Lee
Name:  Joe Lee
 Title:    Director